UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 6, 2000
                        (Date of earliest event reported)

                  TIANRONG INTERNET PRODUCTS AND SERVICES, INC.
                  (Exact Name of Registrant as Specified in its
                         Charter) (Formerly Known as MAS
                             ACQUISITION XVII CORP.)

                               8 West 38th Street
                                    9th Floor
                            New York, New York 10018
                    (Address of Principal Executive Offices)

                                  212/398-7833
                               212/398-8695 (fax)
                         (Registrant's Telephone Number)

        New Jersey                   0-27165                     22-1644111
        ----------                   -------                     ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) (1) On March 6, 2000 the Registrant changed accountants from Tubbs & Bartnick, P.A., 2300 Glades Rd., Ste. 415, Boca Raton, Florida 33413 to HJ & Associates, 50 South Main Street, Salt Lake City, Utah 84144; (801) 328-4408.

                  (i) The Company decided not to reappoint Tubbs & Bartnick, P.A. as its independent accountant;

                  (ii) The financial statements reported on by Tubbs & Bartnick, P.A. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years and the interim period through January 31, 2001;

                  (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

                  (iv)  (A)   There were no disagreements  related to accounting
                              principles  or  practices,   financial   statement
                              disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through January 31, 2001;

                        (B)   Not applicable;

                        (C)   Not applicable;

                        (D)   Not applicable; and

                        (E)   Not applicable.

             (2) On March 6, 2000, the Registrant engaged HJ & Associates as its independent accountants.

                  (i) The Registrant did not consult with HJ & Associates, its new independent accountants, regarding any matter prior to its engagement; and

                  (ii)  Not applicable.

             (3) The Registrant has provided to Tubbs & Bartnick, P.A, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Tubbs & Bartnick, P.A, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

                  (b)   Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)   Not applicable.

                  (b)   Not applicable.

                  (c)   Index to Exhibits.
                        Exhibit "16" Description: Letter from Tubbs & Bartnick, P.A. pursuant to Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Date: January 31, 2001


                             TIANRONG INTERNET PRODUCTS AND SERVICES, INC.

                             By:/s/ James Tilton
                             -------------------
                                    James Tilton, President